UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2015

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank to be presented at the DA Davidson Conference on May 12, 2015.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date May 12, 2015	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

GREAT SOUTHERN BANCORP, INC.

NASDAQ : GSBC

MAY | 2015

Forward-Looking Statements

When used in this presentation and in other documents filed or furnished by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) non-interest expense reductions from Great Southern's banking center consolidations might be less than anticipated and the costs of the consolidation and impairment of the value of the affected premises might be greater than expected; (ii) expected cost savings, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (iii) changes in economic conditions, either nationally or in the Company's market areas; (iv) fluctuations in interest rates; (v) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (vi) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (vii) the Company's ability to access cost-effective funding; (viii) fluctuations in real estate values and both residential and commercial real estate market conditions; (ix) demand for loans and deposits in the Company's market areas; (x) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations, and the overdraft protection regulations and customers' responses thereto; (xi) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xii) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xiii) the uncertainties arising from the Company's participation in the Small Business Lending Fund program, including uncertainties concerning the potential future redemption by us of the U.S. Treasury's preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; (xiv) costs and effects of litigation, including settlements and judgments; and (xv) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Great Southern

As of 03/31/2015

- $4.1 billion in assets
- 113 offices in 8 states:
  - 109 banking centers
  - 3 stand-alone commercial lending offices
  - Home Loan Center
- 163,000 customer households
- $3.1 billion in net loans
- $3.3 billion in deposits
- 1,260 associates
- $370.9 million in common stockholders' equity



MINNESOTA
IOWA
NEBRASKA
MISSOURI
KANSAS
OKLAHOMA
ARKANSAS
TEXAS

Areas of Focus

- Attract, retain and deepen customer relationships
- Manage interest rate risk
- Maintain strong credit discipline
- Drive operational efficiencies

A Retrospective Look

GREAT SOUTHERN BANCORP, INC.

	12/31/2007	03/31/2015
Assets	$2.4 billion	$4.1 billion
Net Loans	$1.8 billion	$3.1 billion
Construction & land development exposure*	$949 million	$566 million
Loan loss allowance	$25.5 million	$39.1 million
Loan loss allowance/total loans*	1.38%	1.31%
Customer deposits (excluding brokered and CDARS deposits)	$1.1 billion	$3.0 billion
Common equity	$189.9 million	$370.9 million
Book value per common share	$14.17	$26.93

*Excluding loans covered by loss share

FDIC-assisted Acquisitions

GREAT SOUTHERN BANCORP, INC.

Acquisition Date	Former Institution	Customer Loan Balances at Acquisition (in millions)	Customer Deposit Balances** at Acquisition (in millions)
03/30/2009	TeamBank	$435.8	$453.1
09/04/2009	Vantus Bank	$331.6	$310.5
10/07/2011	Sun Security Bank	$240.5	$269.7
04/27/2012	Inter Savings Bank	$393.3	$440.9
06/20/2014	Valley Bank*	$212.4	$242.7

Branch Acquisitions

08/05/2005	Peoples Bank	$12.6	$37.1
03/21/2014	Boulevard Bank	$10.9	$92.6

*The Valley Bank acquisition did not include a loss sharing agreement with the FDIC.
** Excluding Internet CDs.

Growth through acquisitions



MINNESOTA
IOWA
NEBRASKA
KANSAS
MISSOURI
ARKANSAS

FDIC-assisted Acquisitions

- 2009 TeamBank
- 2009 Vantus Bank
- 2011 Sun Security Bank
- 2012 InterBank
- 2014 Valley Bank

Acquired Branches

- 2005 Peoples Bank
- 2014 Boulevard Bank

Legacy & De Novo Banking Centers

Loan Production Offices not shown:
Overland Park, KS; Tulsa, OK; Dallas, TX

GSBC Earnings


$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.46
$1.93
$3.54
$2.42
$3.10
$0.83
Three Months Ended 03/31/2014 $0.63 per diluted common share
2010
2011
2012
2013
2014
3 months ended 03/31/2015
Net Income
Diluted Common EPS

Net Interest Income

In thousands



$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$125,341
$163,521
$165,131
$159,592
$167,561
$44,126
3.32%
3.62%
3.60%
3.66%
3.83%
3.84%
2010
2011
2012
2013
2014
3 months ended 3/31/2015
Net Interest Income
Core Net Interest Margin*

*See non-GAAP reconciliation at end of presentation.

Net Interest Margin

GREAT SOUTHERN BANCORP, INC.



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.25%
6.58%
6.70%
6.75%
6.32%
6.29%
6.08%
6.15%
5.94%
4.76%
4.39%
4.64%
5.02%
4.66%
4.69%
4.91%
5.08%
4.82%
3.58%
3.51%
3.63%
3.94%
3.69%
3.62%
3.93%
4.06%
3.84%
0.66%
0.64%
0.66%
0.67%
0.64%
0.63%
0.47%
0.48%
0.50%
1Q-2013
2Q-2013
3Q-2013
4Q-2013
1Q-2014
2Q-2014
3Q-2014
4Q-2014
1Q-2015
Yield on loans
NIM
Core NIM*
Cost of interest-bearing liabilities

*See non-GAAP reconciliation at end of presentation.

Capital



In thousands
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$18.40
$19.78
$22.94
$23.60
$26.30
$26.93
2010
2011
2012
2013
2014
3/31/2015
Total Stockholders' Equity
Common Stockholders' Equity
Book Value per Common Share

Total Deposits

In millions



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$2,596
$2,964
$3,153
$2,809
$2,991
$3,259
1.64%
1.11%
0.77%
0.49%
0.45%
0.49%
2010
2011
2012
2013
2014
3 months ended 3/31/2015
Total Deposits
Cost of Interest-Bearing Deposits

Favorable Deposit Mix

As of 03/31/2015 - $3.26 billion

By Type



CDARS Customer 1.8%
Brokered CDs 6.5%
Checking & Savings 62.1%
CDs 29.6%

By Region



Northwest Arkansas 0.4%
Nebraska 1.3%
Quad Cities IA Metro 3.6%
Minnesota 6.6%
Springfield MO Metro 38.6%
Des Moines Metro/Central Iowa 6.9%
Sioux City IA Metro 7.5%
All Other Kansas 5.4%
KC Metro 3.3%
STL Metro 8.4%
All Other Missouri 18.0%

Deposit Mix



CDARS Customer 2%
Brokered CDs 6%
Checking & Savings 62%
CDs 30%

03/31/2015

$3.26 billion



CDARS Customer 9%
Checking & Savings 28%
CDs 21%
Brokered CDs 42%

12/31/2008

$1.91 billion

Net Loans Receivable*

In millions



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1,877
$2,118
$2,320
$2,440
$3,039
$3,121
2010
2011
2012
2013
2014
3/31/2015

*Excluding mortgage loans held for sale.

Total Loans* – Net Growth

GREAT SOUTHERN BANCORP, INC.

In millions


$600
$500
$400
$300
$200
$100
$0
-$100
*Excludes acquired covered and non-covered loans in FDIC transactions & mortgage loans held for sale
$525.5
$257.9
$125.4
$67.0
$102.9
-$91.9
2010
2011
2012
2013
2014
YTD 3/31/2015

Legacy Loan Portfolio

As of 03/31/2015 – Balance of $2.74 billion

GREAT SOUTHERN
BANCORP, INC.

By Type
(in thousands)


Bonds
$39,825
2%
Commercial Business
$307,866
11%
Consumer*
$492,769
18%
Const & Land Dev
$297,387
11%
Single Family Real Estate
$253,579
9%
Commercial Real Estate
$959,796
35%
Multifamily Real Estate
$388,230
14%

*Includes Home Equity Loans of $68,106

By Region
(in thousands)


Other Regions
$893,992
33%
St Louis
$522,221
19%
Springfield
$445,008
16%
Dallas
$89,885
3%
Other Missouri
$243,946
9%
Tulsa
$84,540
3%
Kansas City
$172,028
6%
Joplin
$68,769
3%
Branson
$118,183
4%
Fayetteville
$100,880
4%

Legacy Loan Portfolio

GREAT SOUTHERN BANCORP, INC.


Bonds
$39,825
2%
Commercial Business
$307,866
11%
Consumer*
$492,769
18%
Const & Land Dev
$297,387
11%
Single Family Real Estate
$253,579
9%
Commercial Real Estate
$959,796
35%
Multifamily Real Estate
$388,230
14%

*Includes Home Equity Loans of $68,106

(in thousands)


Commercial Business
$130,537
8%
Bonds
$59,412
3%
Consumer*
$191,398
11%
Single Family Real Estate
$226,796
13%
Multifamily Real Estate
$127,122
7%
Const & Land Dev
$543,869
31%
Commercial Real Estate
$473,846
27%

*Includes Home Equity Loans of $48,387

03/31/2015

Balance of $2.74 billion

12/31/2008

Balance of $1.75 billion

FDIC Acquired Loan Portfolio

GREAT SOUTHERN BANCORP, INC.

Former Institution	Acquisition Date	Customer Loan Balances at Acquisition (in millions)	Customer Loan Balances at 03/31/2015 (in millions)
TeamBank	03/30/2009	$435.8	$40.7
Vantus Bank	09/04/2009	$331.6	$39.6
Sun Security Bank	10/07/2011	$240.5	$53.4
Inter Savings Bank	04/27/2012	$393.3	$233.4
Valley Bank	06/20/2014	$193.2	$139.2
		$1,594.4	$506.3

GREAT SOUTHERN BANCORP, INC.

Asset Quality Trends*



3
2.5
2
1.5
1
0.5
0
Percent

	2010	2011	2012	2013	2014	3/31/2015
Non-perfoming Assets/Assets	2.30	1.96	1.84	1.74	1.11	1.04
Non-performing Loans/Loans	1.52	1.25	0.94	0.80	0.26	0.19
Net Charge-offs/Avg. Loans	2.05	2.09	2.43	0.91	0.24	0.09
Reserve to Total Loans	2.48	2.33	2.21	1.92	1.34	1.31

*Excludes acquired loans covered by loss sharing agreement

Asset Quality Trends*

In millions



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$55.6
$54.3
$50.5
$49.4
$29.4
$27.0
$33.2
$27.5
$25.0
$23.5
$22.5
$26.5
$19.9
$17.8
$8.1
$6.1
2008
2009
2010
2011
2012
2013
2014
3/31/2015
Non-performing Loans
Potential Problem Loans

*Excludes acquired loans covered by loss sharing agreement

Banking Center Optimization

Current Great Southern Locations	
Arkansas	2 banking centers
Iowa	23 banking centers
Kansas	12 banking centers /offices
Minnesota	4 banking centers
Missouri	65 banking centers/offices
Nebraska	5 banking centers
Oklahoma	Commercial lending office
Texas	Commercial lending office

In last two years:

- Consolidated 16 banking centers - 13 in Missouri, 2 in Iowa, and 1 in Illinois
- Opened 3 new banking centers – Omaha, Neb., Fayetteville, Ark., and Ferguson, Mo.
- Relocated/replaced 4 banking centers – Springfield, Mo., Maple Grove, Minn., Ava, Mo., and Ames, Iowa

2015:

- New banking center in Columbia, Mo.
- New banking center in Leawood, Kan., (Kansas City market) with commercial lending office relocation


MINNESOTA
IOWA
NEBRASKA
MISSOURI
KANSAS
OKLAHOMA
ARKANSAS
TEXAS

Key Markets

GREAT SOUTHERN BANCORP, INC.

MSA	Branches	Company Deposits in Market ($000)	Percent of National Franchise (%)	Total Population 2015 (Actual)	Population Change 2010-2015 (%)	Projected Population Change 2015-2020 (%)	Median HH Income 2015 ($)	Projected HH Income Change 2015-2020 (%)
Springfield, MO	22	1,071,227	32.87	454,702	4.12	3.54	43,859	5.13
Davenport-Moline-Rock Island, IA-IL	6	337,061	10.34	385,404	1.50	1.58	53,297	10.04
Saint Louis, MO-IL	8	269,920	8.28	2,806,626	0.68	0.92	54,888	6.00
Minneapolis-St. Paul-Bloomington, MN-WI	4	232,339	7.13	3,509,544	4.80	4.49	67,650	6.07
Sioux City, IA-NE-SD	7	216,892	6.66	168,659	0.06	0.89	49,950	9.23
Kansas City, MO-KS	11	175,017	5.37	2,076,290	3.33	3.04	56,762	4.86
Omaha-Council Bluffs, NE-IA	4	43,213	1.33	908,951	5.04	4.62	58,352	8.36
Des Moines-West Des Moines, IA	6	36,231	1.11	614,231	7.83	6.02	61,901	6.38
Fayetteville-Springdale-Rogers, AR-MO	2	14,941	0.46	505,385	9.11	6.73	48,823	10.76
Tulsa, OK	1	0	0.00	973,692	3.86	4.20	48,778	6.02
Dallas-Fort Worth-Arlington, TX	1	0	0.00	6,951,575	8.18	7.12	58,865	4.71

Source: SNL Financial
Deposits as of 6/30/2014

Quarterly Common Stock Dividends



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1
Q2
Q3
Q4

Why Great Southern?

GREAT SOUTHERN BANCORP, INC.

- ✓ Positioned for long-term growth
- ✓ Well capitalized, diversified loan portfolio and strong core deposit base
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ Experienced management team
- ✓ High percentage of insider ownership

Thank You

GREAT SOUTHERN BANCORP, INC.

For more information:

- ✓ Visit our Web site: www.GreatSouthernBank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

Non-GAAP Reconciliation

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include core net interest income and core net interest margin. We calculate core net interest income and core net interest margin by subtracting the impact of adjustments regarding changes in expected cash flows related to our pools of loans which were acquired through FDIC-assisted transactions from reported net interest income and net interest margin. Management believes that the core net interest income and core net interest margin are useful in assessing the Company's core performance and trends, in light of the fluctuations that can occur related to updated estimates of the fair value of the loan pools acquired in the 2009, 2011, 2012 and 2014 FDIC-assisted transactions. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non-GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non-GAAP Reconciliation: Core Net Interest Margin

	FY 2010		FY 2011		FY 2012		FY 2013		FY 2014		Qtr. ended 03/31/15	
	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%	$ (000)	%
Reported net interest income/margin	125,341	3.93	163,521	5.17	165,131	4.61	159,592	4.70	167,561	4.84	44,125	4.82
Less: Impact of loss share adjustments	19,452	.61	49,208	1.56	36,186	1.01	35,211	1.04	34,974	1.01	8,963	.98
Core net interest income/margin	105,889	3.32	114,313	3.61	128,945	3.60	124,381	3.66	132,587	3.83	35,162	3.84

Supplemental Company Information

First Quarter 2015 Earnings

$0.83 per diluted common share
$11.5 million

Loan Growth
Improved Credit Quality

First Quarter 2015 Results

Selected Operating Data:	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014	Three Months Ended December 31, 2014
	(In Thousands)		
Interest income	$ 47,906	$ 42,294	$ 49,077
Interest expense	3,781	4,328	3,558
Net interest income	44,125	37,966	45,519
Provision for loan losses	1,300	1,691	52
Non-interest income	(56)	924	1,397
Non-interest expense	27,242	25,894	31,169
Provision for income taxes	3,874	2,487	3,628
Net income	$ 11,653	$ 8,818	$ 12,067
Net income available to common shareholders	$ 11,508	$ 8,673	$ 11,922

First Quarter 2015 Results

	At or For the Three Months Ended March 31, 2015	2014	At or For the Three Months Ended December 31, 2014
Per Common Share:			
Net income (fully diluted)	$ 0.83	$ 0.63	$ 0.86
Book value	$ 26.93	$ 24.24	$ 26.30
Earnings Performance Ratios:			
Annualized return on average assets	1.14%	0.96%	1.23%
Annualized return on average common stockholders' equity	12.63%	10.66%	13.43%
Net interest margin	4.82%	4.66%	5.08%
Average interest rate spread	4.73%	4.55%	4.99%
Efficiency ratio	61.82%	66.58%	66.44%
Non-interest expense to average total assets	2.67%	2.83%	3.18%
Asset Quality Ratios:			
Allowance for loan losses to period-end loans (excluding covered loans)	1.31%	1.76%	1.34%
Non-performing assets to period-end assets	1.04%	1.48%	1.11%
Non-performing loans to period-end loans	0.19%	0.62%	0.26%
Annualized net charge-offs (recoveries) to average loans	0.09%	0.66%	(0.04)%

GREAT SOUTHERN BANCORP, INC.

NASDAQ : GSBC

MAY | 2015